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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): November 7, 2002

                     INTERNATIONAL SPECIALTY PRODUCTS INC.
            (Exact Name of Registrant as Specified in its Charter)

           Delaware                   000-29764              51-0376469
(State or Other Jurisdiction   (Commission File Number)     (IRS Employer
       of Incorporation)                                 Identification Number)

                        300 Delaware Avenue, Suite 303
                          Wilmington, Delaware 19801
                    (Address of Principal Executive Office)

      Registrant's telephone number, including area code: (302) 427-5715

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ITEM 5.  OTHER EVENTS.

         On November 7, 2002, International Specialty Products Inc. ("ISP") issued a press release announcing that a Special Committee of its Board of Directors and its majority stockholder Samuel J. Heyman have reached an agreement on a going private transaction in which the holders of ISP's publicly traded shares would receive $10.30 in cash per share. A copy of that press release, which describes the agreement and certain conditions to which it is subject, is attached hereto and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) EXHIBITS.

         The following is furnished as an exhibit to this report:

         99.1 Press Release, dated November 7, 2002, issued by International Specialty Products Inc.




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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          INTERNATIONAL SPECIALTY PRODUCTS INC.



                                                /s/ Neal E. Murphy
                                           By:  ------------------------------
                                                Name:  Neal E. Murphy
                                                Title: Senior Vice President
                                                       and Chief Financial
                                                         Officer


Date:  November 7, 2002

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                                 EXHIBIT INDEX


EXHIBIT NO.               DESCRIPTION

99.1 Press Release, dated November 7, 2002, issued by International Specialty Products Inc.






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